EXHIBIT 10.17

AMENDMENT TO EQUITY PURCHASE AGREEMENT

AMENDMENT TO EQUITY PURCHASE AGREEMENT dated as of April 28, 2016 (the “Amendment”), made by and between Zonzia Media, Inc., a Nevada corporation (the “Company”) and Kodiak Capital Group, LLC (the “Investor”)

WITNESSETH:

WHEREAS, the Company previously executed and delivered to the Investor an Equity Purchase Agreement dated February 10, 2016 (the “EPA”) and

WHEREAS, the Company and Investor desire to execute this Amendment which amends the EPA

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged Company and Investor agree that the EPA is hereby amended as follows.

1. Section 4.3 is hereby amended to read as follows:

“Section 4.3           CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 2,200,000,000 shares, of which 2,000,000,000 shares are common stock, par value $0.001 per share, and 200,000,000 shares are preferred stock, par value $0.001 per share, of which 234,343,197 shares of common stock were issued and outstanding as of December 31, 2015. There are no outstanding securities which are convertible into shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

2. Miscellaneous.

(a) Except as expressly amended and modified by this Amendment, the EPA is and shall continue to be in full force and effect in accordance with the terms thereof.

(b) This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, Company and Investor have duly executed this Amendment to Equity Purchase Agreement as of the day and year first above written.

ZONZIA MEDIA, INC.		KODIAK CAPITAL GROUP, LLC

By:	/s/ Johnathan Adair	By:	/s/ Ryan C Hodson
	Johnathan Adair Chief Executive Officer		Ryan C Hodson Managing Member